===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            ------------------------

                                    FORM 8-K

                            ------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): March 8, 2000



                             U.S. Interactive, Inc.
               (Exact name of issuer as specified in its charter)



Delaware                              0-26923            23-3316696
(State or other jurisdiction of       (Commission        (I.R.S. Employer
incorporation or organization)        File Number)       Identification Number)


                           2012 Renaissance Boulevard
                       King of Prussia, Pennsylvania 19406
              (Address of principal executive offices and zip code)


                                 (610) 313-9700
              (Registrant's telephone number, including area code)

Item 5.  Other events.

         On March 9, 2000, U.S. Interactive, Inc., a Delaware corporation (the "Company"), issued a press release announcing that it had completed its previously announced acquisition of Soft Plus, Inc., a privately-held e-solutions provider, headquartered in Cupertino, California.

         A copy of the press release is attached hereto as Exhibit 99 to this Report and is incorporated herein by reference.




Item 7.  Financial Statements and Exhibits.

The following is filed as an Exhibit to this Report:

Exhibit Number    Description
-------------     -----------
    99            Press Release dated March 9, 2000.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in King of Prussia, Upper Merion Township, Commonwealth of Pennsylvania, on the 14th day of March, 2000.


                                    U.S. INTERACTIVE, INC.


                                    By: /s/ Stephen T. Zarrilli
                                        --------------------------------------
                                        Stephen T. Zarrilli
                                        Chief Executive Officer and President

                                  EXHIBIT INDEX


      Exhibit Number           Description
      --------------           -----------
           99                  Press Release dated March 9, 2000.